Exhibit 10.12H

SECOND AMENDMENT OF
JOHN BEAN TECHNOLOGIES CORPORATION SAVINGS AND INVESTMENT PLAN

(As Amended and Restated, Effective as of January 1, 2012)

WHEREAS, John Bean Technologies Corporation (the “Company”) maintains the JBT Corporation Savings and Investment Plan (the “Plan”);

WHEREAS, the Company now deems it necessary and desirable to amend the Plan in certain respects; and

WHEREAS, this Second Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment;

NOW, THEREFORE, by virtue of the authority reserved to the Company by Section 12.1 of the Plan, the Plan is hereby amended as follows, effective July 1, 2013, unless specifically stated otherwise:

●     Appendix D is hereby amended in its entirety to read as follows:

Appendix D

List of Airport Services Locations

Name of Division Location	Effective Date	End Date	Prevailing Wage Employee (Y/N)	Living Wage Employee (Y/N)
LAX Terminal 6 (FFT AS LAX PW 50248)	January 1, 2011		Y	Y
Miami-Dade County (FFT AS MIAMI PW 50245)	January 1, 2011		Y	N
Orange County (FFT AS ORANGE CTY PW 50246)	January 1, 2011		Y	N
Long Beach (FFT AS Long Beach PW 50247)	January 1, 2011		Y	N
LAX Delta (FFT AS LAX DELTA LP 50249)	March 1, 2011		N	N
Cincinnati (FFT AS CINCINNATI LP 50250)	June 1, 2011		N	N
LAX Terminal 2 (FFT AS LAX2 LP 50251)	September 1, 2011		N	N
Houston Train (FFT AS HAS TRAIN LP 50253)	September 1, 2011		N	N
Chicago O’Hare (FFT AS CHI ORD LP 50252)	October 1, 2011		N	N
Dallas-Fort Worth (FFT AS Dallas Terminal E 50228)	January 1, 2012		N	N
Rhode Island (FFT AS RHODE ISLAND LP 50254)	July 1, 2012		N	N
Ontario Terminals 2 and 4 (FFT AS ONTARIO T2 T4 LP 50255)	July 1, 2013		N	N
Salt Lake City Baggage System (FFT AS SLC BAG SYSTEM LP 50256)	July 1, 2013		N	N

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 26th day of June, 2013.

JOHN BEAN TECHNOLOGIES CORPORATION

By:	/s/ Mark Montague

Its: Vice President, Human Resources